September 6, 2019

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 2054

Re:	The Prudential Variable Contract Account-11(File No. 811-03422)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and The Prudential Variable Contract Account-11 (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the funds and portfolios specified below:

Filer/Entity: The Prudential Series Fund (Government Money Market Portfolio) Registration No.: 811-03623 CIK No.: 0000711175 Accession No.: 0001193125-19-237352 Date of Filing: 2019-09-04

If you have any questions regarding this filing, please contact me at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain

Jonathan D. Shain
Vice President and Corporate Counsel